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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2006
CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90-92 Main Street, Wellsboro, PA		16901

(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code (570) 724-3411
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition
Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the three-month and nine-month periods ended September 30, 2006. On October 12, 2006, Citizens & Northern Corporation issued a press release titled “C&N Announces Third Quarter 2006 Unaudited Financial Results,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation’s “Quarterly Report,” a report that includes unaudited financial information, will be mailed to shareholders on or about October 20, 2006. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.
Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated October 12, 2006, titled “C&N Announces Third Quarter 2006 Unaudited Financial Results.”
Exhibit 99.2: Quarterly Report, which includes unaudited financial information.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION
Date: 10/12/06	By:	/s/ Craig G. Litchfield
Chairman, President and Chief Executive Officer